Worksport Grows Dealer Network 64% in Q1 2025; March B2B Sales Increase 70% on U.S.-Made AL4 Demand

Three Consecutive Months of Dealer Growth and Strong AL4 Sales Momentum Highlight Accelerating Market Adoption of Worksport's US Made Products

West Seneca, New York, April 22, 2025 - Worksport Ltd. (NASDAQ: WKSP) ("Worksport" or the "Company"), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, today announced strong first-quarter gains in its business-to-business (B2B) vertical, supported by accelerating demand for the AL4 premium tonneau cover. Proudly built in USA from more than 90 % domestic content-including high-grade American aluminum-the AL4 cover appears to be resonating with brick-and-mortar dealers nationwide that appreciate high-quality U.S.-made products.

Dealer Network and Recent Sales Highlights

• B2B Sales Growth: March 2025 B2B sales grew nearly 70% from February, underscoring strong market momentum and heightened interest in the AL4 cover.

• Dealer Network Growth: Worksport's U.S. network now totals 151 active dealers, a 64 % increase from 92 at year-end 2024.Worksport added 35 new dealer accounts in March, following 24 additions in January and February.

• Made-in-USA Advantage: By sourcing locally and manufacturing in the US, Worksport believes it mitigates tariff risks on its tonneau cover products, supports American jobs, and delivers superior product consistency.

Chief Executive Officer Steven Rossi stated: "It's exciting to see both revenue growth and margin growth this quarter. The AL4's success proves that manufacturing in the US-using American aluminum and American workers-can out-compete foreign products."

Supporting America's Small Businesses

Worksport's dealer partners are independent truck accessory retailers and installers- "Main Street" businesses that form the backbone of the U.S. economy. With over 17,000 addressable dealers nationwide, Worksport expects to see continued growth. It is expected that dealers will contribute to notable revenue growth in 2025.

Worksport will look to strategically expand further by partnering with distributors and purchasing groups who value American-made quality and prioritize dealer success. These partnerships would bring many new dealers to the Worksport network. The Company expects to provide additional updates in the near term. The Company's products are engineered to deliver healthy margins for dealers while offering exceptional performance and value to end users-making Worksport a win-win solution for both sides of the market.

Outlook and Strategic Initiatives for 2025

In the upcoming spring months, Worksport expects to provide investors with updates on several key initiatives. The Company highlights:

• Clean-Tech Pipeline: SOLIS solar-integrated tonneau cover, and COR modular portable energy system remain on track for launch later this year, positioning Worksport to capture additional revenue streams in sustainable power solutions.

• Operational Focus: Management is projected to drive cash-flow positivity through further B2B growth, direct-to-consumer sales at Worksport.com, and disciplined cost control.

Steven Rossi further comments: "Adding 59 new dealer accounts in three months underscores how strongly American dealers (brick-and-mortar stores) value a high-margin, U.S.-made alternative to low-quality imported covers. As we broaden our dealer base and prepare for the SOLIS and COR launches, we believe Worksport is uniquely positioned to deliver sustained growth and long-term value for shareholders."

Learn more, here: https://investors.worksport.com.

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About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport's hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy's website is terravisenergy.com.

For more information, please visit investors.worksport.com.

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Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd.  T: 1 (888) 554-8789 -128 W: investors.worksport.com    W: www.worksport.com    E: investors@worksport.com

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